ASSOCIATED BANC-CORP

FALL 2020 SHAREHOLDER ENGAGEMENT

Associated Bank

ABOUT US

Our Vision

Associated Bank will be the Midwest's premier financial services company. Our performance will be distinguished by consistent, quality customer experiences, built upon a strong commitment to our colleagues and the communities we serve. We strive to create value for our shareholders through economic cycles.

Highlights

- Largest bank headquartered in Wisconsin[1]
- #1 Mortgage Lender in Wisconsin[2]
- Significant small business lender in Wisconsin, Minnesota and Illinois



Branch Footprint
Commercial Financial Services
MN
WI
MI
IL
IN
OH
MO
TX
150
YEARS

Loans by Type[3]

- 37% Consumer
- 40% Commercial and business
- 23% Commercial real estate



Loans by State[4]



Illinois 25%
Minnesota 10%
Other Midwest 13%
Texas 5%
Other 18%
Wisconsin 29%

[1]Based on assets, as of June 30, 2020.
[2]The Wisconsin's #1 Mortgage Lender designation is based on originated, closed-end mortgage loan count, gathered from the Home Mortgage Disclosure Act data compiled annually by the Consumer Financial Protection Bureau. The results of the data were obtained through the Consumer Financial Protection Bureau Mortgage Database (HMDA), August 2019.
[3]As of June 30, 2020.
[4]As of June 30, 2020; excludes $351 million other consumer portfolio. "Other Midwest" includes Missouri, Indiana, Ohio, Michigan and Iowa.

BUSINESS PRIORITIES TO DRIVE LONG-TERM SHAREHOLDER VALUE

Through economic cycles, we strive to create value for our shareholders by:

- Capitalizing on and further **consolidating our deposit market presence** in our core geographies and expanding selectively into new markets to grow our customer base.

- **Driving automation and digitization** throughout the company to drive 24/7 access for customers and thereby improving service levels and differentiating us from smaller banks. This effort will also result in lower operating costs and increased efficiency over time.

- Focused on building and maintaining a **well-diversified loan portfolio** with appropriate lending allocations based on asset class, real estate property type, geography, and industry. This focus will produce a lower risk profile than competitors, and produce superior performance in an economic downturn.

- Applying **disciplined capital management** that supports regular dividends and delivers a competitive return on tangible capital over time.

2021 COMPENSATION PROGRAM: OVERVIEW

WE LISTENED AND REPAIRED OUR PAY PRACTICES

- We approached the disappointing 2020 say-on-pay vote result as an opportunity for change and to realign our compensation practices in order to effectively drive performance and create alignment with shareholders.

- Following a thorough process driven by the Compensation Committee, the Board redesigned our compensation program to reflect best practices.

- Our new compensation plan incorporates a refined peer group and significant changes to our annual and long-term incentives that better reflect our business priorities and effectively align compensation with ASB's performance.

- We also want to use the opportunity to discuss with you our ongoing commitment to ESG as evidenced by our initiatives to serve our clients, support our communities, and promote and reward diverse talent within our organization.

2021 COMPENSATION PROGRAM
AN OPPORTUNITY FOR CHANGE

- Board actions taken:
  - Terminated our prior compensation consultant and retained Mercer, a leading compensation consultant to financial institutions, to evaluate our executive compensation program and assist the Board to better align pay with performance.
  - Identified appropriate metrics and performance targets to drive ASB's business priorities, in particular profitable growth, while maintaining our strong capital position.
  - Compensation Committee met weekly with Mercer over the past several months to review competitive executive compensation practices and means of aligning compensation with performance.
  - Approved a new framework for 2021 to reflect market best practices.
  - Appointed John Bergstrom as Co-Chair of Compensation Committee. John has extensive experience as the chairman of public company compensation committees and has been recognized as a top 100 director by NACD.

OUR REVISED COMPENSATION PROGRAM

DESIGNED TO REINFORCE ACHIEVEMENT OF OUR BUSINESS STRATEGY

2021 PEER GROUP

- Refined the peer group to reflect more appropriate benchmarks for the Company
- ASB's size (total assets) is better aligned with the median of the revised peer group

The new peer group will enhance assessments of pay competitiveness and the calibration of pay for performance outcomes

OUR REVISED COMPENSATION PROGRAM

DESIGNED TO REINFORCE ACHIEVEMENT OF OUR BUSINESS STRATEGY

2021 ANNUAL INCENTIVES (MIP) (Executive Committee)

- **Established consistent short-term incentive target opportunity for CEO**
  - New approach aligns with market best practices
  - Previous approach set current year target at last year's actual payment
- **Implemented scorecard with net income and efficiency ratio as performance measures**
  - Reinforces priorities of income growth and expense efficiency
  - Eliminated matrix because it did not work as intended
  - Inclusion of net income as a scorecard factor will reflect actual growth
  - Elimination of EPS metric will exclude impact of stock repurchases
- **Required that performance thresholds must be achieved for the measures to fund the MIP for executives**
  - Eliminated previous 25% floor; now fund at 0% for performance below threshold
  - Further, 50% of net income threshold must be achieved for efficiency ratio measure to fund
- **In the beginning of fiscal year 2021, our Compensation Committee and Board plan to set targets within the revised framework**
  - The targets are intended to be challenging but achievable

OUR REVISED COMPENSATION PROGRAM

DESIGNED TO REINFORCE ACHIEVEMENT OF OUR BUSINESS STRATEGY

2021 LONG-TERM INCENTIVES (Executive Committee)

- **Recalibrated CEO target long-term incentive opportunity** to align total target opportunity and pay mix with market

- **Changed mix to 75% performance shares and 25% time-based restricted stock**, to enhance the relationship of pay with performance and align with peer practices
  - Eliminated use of stock options

- **Refined the performance-based LTIP to assess relative TSR (same) and Return on Common Equity Tier 1 ("ROCET1") (new) relative to peer group**, to align with business priorities
  - 3-year performance period
  - ROCET1 metric will be assessed in 1-year increments, with a "banking" concept

- **Limited payouts for TSR portion of long-term incentives to 100% of target, if absolute result is negative on TSR metric**

OTHER SHAREHOLDER-FRIENDLY PAY PRACTICES

- ✓ Double trigger change in control equity vesting
- ✓ Robust clawback policy
- ✓ No hedging or pledging of company shares
- ✓ No excise tax gross-ups for NEOs (except in connection with relocation expenses)
- ✓ No repricing of stock options and SARs without shareholder approval
- ✓ Stock ownership requirements, including salary multiple and post-vesting holding period for all Executive Committee members
- ✓ Dividend equivalents on unvested stock are not paid until the end of the performance period
- ✓ NEOs do not have employment agreements
- ✓ Independent compensation consultant reporting directly to the Compensation Committee

CORPORATE GOVERNANCE PROFILE

- ✓ 10% special meeting right
- ✓ Separate Chair and CEO roles
- ✓ Annually elected directors with director resignation policy
- ✓ No supermajority vote requirement to remove directors
- ✓ Majority vote to amend organizational documents
- ✓ Anti-greenmail, fair price and expanded constituency provisions of Wisconsin state law
- ✓ No exclusive forum provision

HIGHLY QUALIFIED & EXPERIENCED BOARD

- Planned retirement of 3 directors in April 2021
  - Following these retirements, over 36% of the directors will be diverse and over 27% will be female

Audit/Accounting Finance/ Capital Allocation	Banking & Financial Services	Business Operations and Technology	Marketing and Public Relations	Corporate Governance	Customer Focus and Community Engagement	Environmental Sustainability Practices
7 Directors	8 Directors	9 Directors	7 Directors	12 Directors	7 Directors	3 Directors

Mergers and Acquisitions	Executive Compensation and Benefits	Human Capital Management	Information/ Cyber Security	Regulatory or Compliance	Risk Management	Strategic Planning and Strategy Development
9 Directors	10 Directors	8 Directors	7 Directors	10 Directors	7 Directors	11 Directors

Structured and orderly Board refreshment through a process of additions and retirements

THOROUGH BOARD PROCESSES AND RISK MANAGEMENT

- Enterprise Risk Committee
  - Reviews strategies, policies and practices established by management to identify, measure and manage significant risks including:
    - lending and credit risk
    - asset quality and underwriting standards
    - regulatory exam results
    - liquidity management
    - cybersecurity risk management
    - risk appetite limits
- Regular review of business strategy and capital allocation
  - Corporate Development Committee reviews and recommends expansionary activities and proposed acquisitions

Our strategy is to
maximize profitable growth and minimize risk

SUPPORTING OUR COMMUNITY

HUMAN CAPITAL MANAGEMENT AND CULTURE




Together we can
solve hunger.
FEEDING
AMERICA





- **Diversity and inclusion** are key components of our culture
  - 32% of senior leadership roles filled by women
  - 6 Colleague Resource Groups ("CRGs") with participation from over 44% of our colleagues
    - » In 2019, our Cultural Awareness CRG helped introduce a zero-interest savings product to facilitate Sharia-friendly solutions for our Muslim customers
  - Hosted the CEO Act!on Check Your Blind Spots unconscious bias tour at our corporate headquarters in 2019
  - Utilizing our "Milwaukee workplace strategy" to increase hiring and retention of minorities
- Almost 50% of our colleagues are enrolled in our **digital health and well-being platform**

Our colleagues are immersed in and fully represent the communities we serve, which enables us to continuously improve customer experiences

SUPPORTING OUR COMMUNITY

PROMOTING HOMEOWNERSHIP AND REVITALIZING OUR NEIGHBORHOODS

Minority and Small-Business Assistance Programs

–**Homebuyer assistance programs** to qualifying borrowers through direct closing cost and down-payment subsidies

- 4,486 residential mortgages (approximately $832 million in loans) helping **low- to moderate-income ("LMI") and minority families attain homeownership**

–$379 million in investments to provide additional **resources to LMI communities**

–$200 million in **small business loan commitments** encouraging business expansion in emerging communities

Charitable Giving and Mentorship

–1% of ASB's annual pretax profits designated for charitable purposes with the majority supporting Community Reinvestment Act ("CRA") eligible programs

- In 2019, provided **$3.6M in CRA-qualifying contributions** to nonprofit organizations

–Starting in 2015, partnered with Cristo Rey Jesuit High School's work study program to provide valuable work experience, tuition assistance and skill-building opportunities for students from families with limited financial means

Our success depends on how well we serve our clients and how we support our communities